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                                                                    EXHIBIT 99.4


                                                                  EXECUTION COPY


                                 EXECUTION COPY


                         HEARST-ARGYLE TELEVISION, INC.
                 Common Stock of Hearst-Argyle Television, Inc.
                         to be issued upon conversion of
              7.5% Series A and B Convertible Preferred Securities
                         (Liquidation Preference $50 per
                         Convertible Preferred Security)
                         of Hearst-Argyle Capital Trust


                          REGISTRATION RIGHTS AGREEMENT

                                       As of December 20, 2001


To the Purchasers Whose Names Appear in
  the Acceptance Form at the End Hereof

Ladies and Gentlemen:

     Hearst-Argyle Capital Trust, a statutory business trust created under the laws of the State of Delaware (the "Trust") by Hearst-Argyle Television, Inc., a Delaware corporation (the "Guarantor"), proposes to issue and sell to each of you (each a "Purchaser", and collectively, the "Purchasers"), upon the terms set forth in a Securities Purchase Agreement dated as of December 20, 2001 (the "Purchase Agreement") among the Purchasers, the Guarantor and the Trust up to 1,400,000 of its 7.5% Series A Convertible Preferred Securities (liquidation preference $50 per Convertible Preferred Security) (the "Series A Preferred Securities") and 2,600,000 of its 7.5% Series B Convertible Preferred Securities (liquidation preference $50 per Convertible Preferred Security (the "Series B Preferred Securities" and, together with the Series A Preferred Securities, the "Preferred Securities"). As an inducement to you to enter into the Purchase Agreement and in satisfaction of a condition to your obligations thereunder, the Guarantor agrees with you, (i) for your benefit and (ii) for the benefit of the holders from time to time of the Preferred Securities, the Guarantor's 7.5% Convertible Junior Subordinated Deferrable Interest Debentures, Series A, Due 2016 (the "Series A Debentures") and the Guarantor's 7.5% Convertible Junior Subordinated Deferrable Interest Debentures, Series B, Due 2021 (the "Series B Debentures" and, together with the Series A Debentures, the "Debentures") and the Guarantor's Common Stock, $1 par value per share (the "Common

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Stock"), that have been issued from time to time upon conversion of the
Preferred Securities or the Debentures (individually a "Holder" and collectively the "Holders"), as follows:

                  1. Definitions. Capitalized terms used herein without
                     -----------
definition shall have their respective meanings set forth in or pursuant to the Purchase Agreement or, if not defined therein, in the Declaration of Trust dated as of December 20, 2001 (the "Declaration") relating to the Trust. As used in this Agreement, the following capitalized defined terms shall have the following meanings:

                  "Act" or "Securities Act" means the Securities Act of 1933, as amended.

                  "Affiliate" means, at any time, with respect to any person (including without limitation the Trust), any other person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first person. Unless the context otherwise clearly requires, any reference to an "Affiliate" is a reference to an Affiliate of the Guarantor.

                  "Commission" means the Securities and Exchange Commission.

                  "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract or otherwise; and the terms "Controlling" and "Controlled" have meanings correlative to the foregoing.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Majority Holders" means the holders of a majority of the Registrable Securities covered by the Shelf Registration Statement.

                  "Managing Underwriters" means the investment banker or investment bankers and manager or managers that shall administer an underwritten offering, if any, as set forth in Section 6 hereof.

                  "Prospectus" means the prospectus included in the Shelf Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities.

                  "Pulitzer Registration Rights Agreement" means the Registration Rights Agreement dated May 25, 1998 by and among the Guarantor, Emily Rauh Pulitzer, David E. Moore and Michael E. Pulitzer.

                  "Registrable Securities" means the shares of Common Stock issued or issuable upon conversion of the Preferred Securities or the Debentures other than shares of Common Stock which at the time have been sold or transferred pursuant to Rule 144 under the Act.

                  "Shelf Registration" means a registration effected pursuant to
Section 2 hereof.

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                  "Shelf Registration Period" has the meaning set forth in
Section 2(b) hereof.

                  "Shelf Registration Statement" means the "shelf" registration statement of the Guarantor pursuant to the provisions of Section 2 hereof filed with the Commission which covers some or all of the Registrable Securities, as applicable, on an appropriate form under Rule 415 under the Act, or any similar rule that may be adopted by the Commission, amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

                  "Underwriter" means any underwriter of Registrable Securities in connection with an offering thereof under the Shelf Registration Statement.

                  2. Shelf Registration. (a) The Guarantor shall as promptly as
                     ------------------
practicable prepare and, not later than May 20, 2002, shall file with the Commission and thereafter shall use its best efforts to cause to be declared effective under the Act as soon as practicable, but in no event later than August 19, 2002, the Shelf Registration Statement relating to the offer and sale of the Registrable Securities by the Holders from time to time in accordance with the methods of distribution elected by such Holders and set forth in such Shelf Registration Statement; provided that no Holder shall be entitled to have the Registrable Securities held by it covered by such Shelf Registration unless such Holder is in compliance with Section 3(k) hereof.

(b) The Guarantor shall use its best efforts (i) to keep the Shelf Registration Statement continuously effective in order to permit the Prospectus forming part thereof to be usable by Holders for so long as shall be required by Rule 144(k) under the Securities Act or any successor rule or regulation thereto after the date the Shelf Registration Statement is declared effective or such shorter period that will terminate upon the earliest of the following: (A) when all the Registrable Securities covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement, (B) when, in the written opinion of counsel to the Guarantor, all outstanding Registrable Securities (other than any such Registrable Securities held by an Affiliate of the Guarantor) may be sold without registration under the Act and (C) the fifth anniversary of the date hereof (in any such case, such period being called the "Shelf Registration Period") and (ii) after the effectiveness of the Shelf Registration Statement, promptly upon the request of any Holder, to take any action reasonably necessary to register the sale of any Registrable Securities of such Holder and to identify such Holder as a selling securityholder. The Guarantor shall be deemed not to have used its best efforts to keep the Shelf Registration Statement effective during the requisite period if the Guarantor voluntarily takes any action that would result in Holders of Registrable Securities covered thereby not being able to offer and sell any such Registrable Securities during that period, unless (i) such action is required by applicable law, (ii) the Guarantor complies with this Agreement or (iii) such action is taken by the Guarantor in good faith and for valid business reasons and the Guarantor thereafter promptly complies with the requirements of paragraph 3(i) below. Notwithstanding the foregoing, the Guarantor may suspend the use of the Shelf Registration Statement for a period not to exceed 180 days in any calendar year, if the Guarantor determines in its good faith judgment that the distribution of Registrable Shares covered by such Shelf Registration Statement would have a material adverse effect on the business, operations or prospects of the Guarantor or adversely affect a material financing, acquisition, disposition of assets or stock,

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merger or other comparable transaction, provided, however, that any such suspension will result in a similar extension of the Shelf Registration Period.

                  3. Registration Procedures. In connection with the Shelf
                     -----------------------
Registration Statement, the following provisions shall apply:

                  (a) The Guarantor shall furnish to the Holders (other than the Trust), prior to the filing thereof with the Commission, a copy of the Shelf Registration Statement, and each amendment thereof and each amendment or supplement, if any, to the Prospectus included therein.

                  (b) The Guarantor shall take such action as may be necessary so that (i) the Shelf Registration Statement and any amendment thereto and any Prospectus forming part thereof and any amendment or supplement thereto (and each report or other document incorporated therein by reference in each case) complies in all material respects with the Securities Act and the Exchange Act and the respective rules and regulations thereunder, (ii) the Shelf Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any Prospectus forming part of the Shelf Registration Statement, and any amendment or supplement to such Prospectus, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (c) (i) The Guarantor shall advise the Purchasers and, in the case of clause (1) below, the Holders (other than the Trust) and, if requested by the Purchasers or any such Holder, confirm such advice in writing:

                           (1) when the Shelf Registration Statement and any
                  amendment thereto has been filed with the Commission and when the Shelf Registration Statement or any post-effective amendment thereto has become effective; and

                           (2) of any request by the Commission for amendments
                  or supplements to the Shelf Registration Statement or the Prospectus included therein or for additional information.

                  (ii) During the Shelf Registration Period, the Guarantor shall advise the Purchasers and the Holders (other than the Trust) and, if requested by the Purchasers or any such Holder, confirm such advice in writing:

                           (1) of the issuance by the Commission of any stop
                  order suspending the effectiveness of the Shelf Registration Statement or the initiation of any proceedings for that purpose;

                           (2) of the receipt by the Guarantor of any
                  notification with respect to the suspension of the qualification of the Registrable Securities included therein

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                  for sale in any jurisdiction or the initiation of any
                  proceeding for such purpose; and

                           (3) of the happening of any event that requires the
                  making of any changes in the Shelf Registration Statement or the Prospectus so that, as of such date, the Shelf Registration Statement and the Prospectus do not contain an untrue statement of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading (which advice shall be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made).

                  (d) The Guarantor shall use its commercially reasonable efforts to prevent the issuance, and if issued to obtain the withdrawal, of any order suspending the effectiveness of the Shelf Registration Statement at the earliest possible time.

                  (e) The Guarantor shall, upon written request of a Holder, furnish to each Holder of Registrable Securities included within the coverage of the Shelf Registration Statement, without charge, at least one copy of such Shelf Registration Statement and any post-effective amendment thereto (including any reports or other documents incorporated therein by reference), including financial statements and schedules, and, if the Holder so requests in writing, all exhibits (including those incorporated by reference).

                  (f) The Guarantor shall, during the Shelf Registration Period, deliver to each Holder of Registrable Securities included within the coverage of the Shelf Registration Statement, without charge, as many copies of the Prospectus (including each preliminary Prospectus) included in such Shelf Registration Statement and any amendment or supplement thereto as such Holder may reasonably request; and the Guarantor consents to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders of Registrable Securities in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto during the Shelf Registration Period.

                  (g) Prior to any offering of Registrable Securities pursuant to the Shelf Registration Statement, the Guarantor shall register or qualify or cooperate with the Holders of Registrable Securities included therein and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as any such Holders reasonably request in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Registrable Securities covered by such Shelf Registration Statement; provided that the Guarantor will not be required to qualify generally to do business or as a dealer in securities in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process or to taxation in any such jurisdiction where it is not then so subject.

                  (h) Unless any Registrable Securities shall be in book-entry only form, the Guarantor shall cooperate with the Holders of Registrable Securities to facilitate the

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                                       6


         timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to the Shelf Registration Statement free of any restrictive legends and in such permitted denominations and registered in such names as Holders may request prior to and in connection with the sale of Registrable Securities pursuant to such Shelf Registration Statement.

                  (i) Upon the occurrence of any event contemplated by paragraph 3(c)(ii)(3) above, the Guarantor shall promptly prepare a post-effective amendment to the Shelf Registration Statement or an amendment or supplement to the related Prospectus or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. If the Guarantor notifies the Holders of the occurrence of any event contemplated by paragraph 3(c)(ii)(3) above, the Holders shall promptly suspend the use of the Prospectus until the requisite changes to the Prospectus have been made. Notwithstanding the foregoing, the Guarantor shall not be required to amend or supplement the Shelf Registration Statement, any related Prospectus or any document incorporated therein by reference, for a period not to exceed an aggregate of 180 days in any calendar year, if the Guarantor determines in its good faith judgment that the disclosure of such event at such time would have a material adverse effect on the business, operations or prospects of the Guarantor, or adversely affect a material financing, acquisition, disposition of assets or stock, merger or other comparable transaction.

                  (j) The Guarantor shall use its best efforts to comply with all applicable rules and regulations of the Commission and shall make generally available to its security holders or otherwise in accordance with Section 11(a) of the Securities Act as soon as practicable after the effective date of the Shelf Registration Statement an earnings statement satisfying the provisions of Section 11(a) of the Securities Act.

                  (k) The Guarantor may require each Holder of Registrable Securities to be sold pursuant to the Shelf Registration Statement to furnish to the Guarantor such information regarding the Holder and the distribution of such Registrable Securities as the Guarantor may from time to time reasonably require for inclusion in such Shelf Registration Statement and the Guarantor may exclude from such registration the Registrable Securities of any Holder that fails to furnish such information within a reasonable time after receiving such request.

                  (l) In connection with an underwritten offering pursuant to
         Section 6, the Guarantor shall, if requested, promptly incorporate in a Prospectus supplement or post-effective amendment to the Shelf Registration Statement, such information as the Managing Underwriters reasonably agree should be included therein and to which the Guarantor does not reasonably object and shall make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after it is notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment.

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                                       7


                  (m) In connection with an underwritten offering pursuant to
         Section 6, the Guarantor shall enter into such customary agreements (including underwriting agreements in customary form) and take all other appropriate actions in order to expedite or facilitate the registration or the disposition of the Registrable Securities, and in connection therewith, if an underwriting agreement is entered into, cause the same to contain indemnification provisions and procedures substantially the same as those set forth in Section 5 (or such other provisions and procedures acceptable to the Managing Underwriters, if any) with respect to all parties to be indemnified pursuant to
         Section 5.

                  (n) In connection with an underwritten offering pursuant to
         Section 6, the Guarantor shall (i) make reasonably available for inspection by the Holders of Registrable Securities to be registered thereunder, any underwriter participating in any disposition pursuant to such Shelf Registration Statement, and any attorney, accountant or other agent retained by such Holders or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Guarantor and its subsidiaries; (ii) cause its officers, directors and employees to supply all relevant information reasonably requested by such Holders or any such underwriter, attorney, accountant or agent in connection with any such underwritten offering pursuant to Section 6 as is customary for similar due diligence examinations; provided that any information that is designated in writing by the Guarantor, in good faith, as confidential at the time of delivery of such information shall be kept confidential by such Holders or any such underwriter, attorney, accountant or agent, unless such disclosure is made in connection with a court proceeding or required by law, or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality other than as a result of an unauthorized disclosure of such information by any such Holder, underwriter, attorney, accountant or agent; and provided further that the foregoing inspection and information gathering shall, to the greatest extent possible, be coordinated on behalf of the Holders and the other parties entitled thereto by one counsel designated by and on behalf of such Holders and other parties and reasonably acceptable to the Guarantor; (iii) make such representations and warranties to the Holders of Registrable Securities registered thereunder and the underwriters, if any, in form, substance and scope as are customarily made by an issuer to underwriters in similar underwritten offerings as may be reasonably requested by them; (iv) obtain an opinion of counsel to the Guarantor and updates thereof (which counsel and opinion (in form, scope and substance) shall be reasonably satisfactory to the Managing Underwriters, if any) addressed to each selling Holder and the underwriters, if any, covering such matters as are customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Holders and underwriters (it being agreed that the matters to be covered in such opinion shall include, without limitation, customary language as to the absence from such Shelf Registration Statement of an untrue statement of a material fact or the omission of a required material fact); (v) obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Guarantor (and, if necessary, any other independent certified public accountants of any subsidiary of the Guarantor or of any business acquired by the Guarantor for which financial statements and financial data are, or are required to be, included in the Shelf Registration Statement), addressed to each such Holder of Registrable Securities registered thereunder and the underwriters, if any, in customary

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                                       8


         form and covering matters of the type customarily covered in "cold comfort" letters in connection with similar underwritten offerings; and
         (vi) deliver such documents and certificates as may be reasonably requested by the Majority Holders and the Managing Underwriters, if any, including those to evidence compliance with Section 3(i) and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Guarantor. The foregoing actions set forth in clauses (iii), (iv), (v) and (vi) of this Section 3(n) shall be performed at each closing under any underwritten offering to the extent required thereunder.

                  (o) The Guarantor will use its best efforts to cause the Registrable Securities relating to such Shelf Registration Statement to be listed on each securities exchange, if any, on which any shares of Common Stock are then listed.

                  (p) The Guarantor shall, in the event that any broker-dealer registered under the Exchange Act shall underwrite any Registrable Securities or participate as a member of an underwriting syndicate or selling group or "assist in the distribution" (within the meaning of Rule 2720 of the Conduct Rules ("Rule 2720") of the National Association of Securities Dealers, Inc. ("NASD")), whether as a Holder of such Registrable Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, assist such broker or dealer in complying with the requirements of Rule 2720, including, without limitation, by (A) if Rule 2720 shall so require, engaging a "qualified independent underwriter" (as defined in Rule 2720) to participate in the offer and sale of such Registrable Securities, and to exercise usual standards of due diligence in respect thereto, (B) indemnifying any such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 5 hereof and (C) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the Conduct Rules of the NASD.

                  (q) The Guarantor shall use its best efforts to take all other steps necessary to effect the registration, offering and sale of the Registrable Securities covered by the Shelf Registration Statement contemplated hereby.


                  4. Registration Expenses. Except as otherwise provided in
                     ---------------------
Section 6, the Guarantor shall bear all fees and expenses incurred in connection with the performance of its obligations under Sections 2 and 3 hereof and shall bear or reimburse the Holders for the reasonable fees and disbursements of one firm of counsel designated by the Guarantor and reasonably acceptable to the Majority Holders to act as counsel for the Holders in connection therewith.

                  5. Indemnification and Contribution. (a) In connection with
                     --------------------------------
the Shelf Registration Statement, the Guarantor, agrees to indemnify and hold harmless the Purchasers, the officers, directors and trustees of the Purchasers, each Holder of Registrable Securities covered thereby (including the Purchasers) and each person who controls the Purchasers or any such Holder within the meaning of either the Securities Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or

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                                       9


actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement as originally filed or in any amendment thereof, or in any preliminary prospectus or Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of any preliminary prospectus or Prospectus in light of the circumstances under which they were made) not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided that (i) the Guarantor will not be liable in any case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Guarantor by or on behalf of the Purchasers or any Holder or any indemnified party specifically for inclusion therein or any information included therein pursuant to Section 3(l) and (ii) the foregoing indemnity with respect to any untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus or Prospectus or in any amendment thereof or supplement thereto shall not inure to the benefit of, and the Guarantor shall not be liable to, any indemnified party from whom the person asserting any such loss, claim, damage or liability purchases any of the Registrable Securities that are the subject thereof if such person was not sent or given a copy of the Prospectus (as amended or supplemented) at or prior to the written confirmation of the sale of such Registrable Securities to such person and the untrue statement or alleged untrue statement or omission or alleged omission contained in the preliminary prospectus was corrected in the Prospectus (as amended or supplemented). This indemnity agreement will be in addition to any liability which the Guarantor may otherwise have.

                  The Guarantor also agrees to indemnify or contribute to Losses (as defined below) of, as provided in Section 5(d), any underwriters of Registrable Securities registered under the Shelf Registration Statement, their officers, directors, employees and agents and each person who controls such underwriters on substantially the same basis as that of the indemnification of the Purchasers and the selling Holders provided in this Section 5(a) and shall, if requested by any Holder, enter into an underwriting agreement reflecting such agreement, as provided in Section 3(m) and Section 6 hereof.

                  (b) Each Holder of Registrable Securities covered by the Shelf Registration Statement (including the Purchasers) severally agrees to indemnify and hold harmless the Guarantor, each of its directors and officers and each person who controls the Guarantor within the meaning of either the Securities Act or the Exchange Act to the same extent as the foregoing indemnity from the Guarantor, but only with reference to written information furnished to the Guarantor by or on behalf of such Holder specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any such Holder may otherwise have. Notwithstanding the foregoing, the liability of each Holder under this subsection (b) shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the net proceeds received by such Holder from the sale of Registrable Securities covered by the Shelf Registration Statement bears to the total net proceeds received by all Holders from the sale of Securities covered by the Shelf Registration Statement, but in no event to exceed the amount of such net proceeds received

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                                       10


by such Holder from the sale of Registrable Securities covered by such Shelf Registration Statement; provided that the limitation stated in this sentence will not apply to the extent the liability of a Holder is specifically determined by the applicable adjudicating body not to be predicated on such party's status as a selling securityholder and to be predicated instead on (x) such Holder being a director, officer or control person of the Guarantor or (y) the willful misconduct of such party. A Holder will not be required to enter into any agreement or undertaking in connection with any registration under this
Section 5 providing for any indemnification or contribution to the Guarantor on the part of such Holder greater than the Holder's obligations under this Section 5(b).

                  (c) Promptly after receipt by an indemnified party under this
Section 5 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 5, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability it may have to any indemnified party otherwise than under paragraph (a) or (b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of such indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 5 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action.

                  (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 5 is unavailable to or insufficient to hold harmless an indemnified party for any reason, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall have a several obligation to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which such indemnified party may be subject in such proportion as is appropriate to reflect the relative benefits received by such indemnifying party, on the one hand, and such indemnified party, on the other hand, from the sale of Registrable Securities covered by the Shelf Registration Statement which resulted in such Losses; provided that in no case shall any Purchaser or any subsequent Holder of any Registrable Securities be responsible for any amount in excess of the amount by which the net proceeds received by such Purchaser or Holder from the sale of the Registrable Securities pursuant to the Shelf Registration Statement exceeds the amount of damages which such Purchaser or Holder have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the indemnifying party and the indemnified party shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of such indemnifying party, on the one hand, and such indemnified party, on the other hand, sale of Registrable Securities covered by the Shelf Registration Statement which resulted in such Losses as well as any other relevant equitable considerations. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the indemnifying party, on the one hand, or by the indemnified party, on the other hand. The parties agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 5, each person who controls a Purchaser or Holder within the meaning of either the Securities Act or the Exchange Act shall have the same rights to contribution as such Purchaser or Holder, and each person who controls the Guarantor within the meaning of either the Securities Act or the Exchange Act, each officer of the Guarantor who shall have signed the Shelf Registration Statement and each director of the Guarantor shall have the same rights to contribution as the Guarantor, subject in each case to the applicable terms and conditions of this paragraph (d).

                  (e) The provisions of this Section 5 will remain in full force and effect, regardless of any investigation made by or on behalf of any Purchaser, any Holder or the Guarantor or any of the officers, directors, employees, agents or controlling persons referred to in Section 5 hereof, and will survive the sale by a Purchaser or Holder of Registrable Securities covered by the Shelf Registration Statement.

                  6. Underwritten Offering. Upon the written request to the
                     ---------------------
Guarantor from time to time as below provided, the Holders of Registrable Securities covered by the Shelf Registration Statement who desire to do so may sell such Registrable Securities in an underwritten offering. In such underwritten offering, the investment banker or bankers and manager or managers that will administer the offering will be selected by, and the underwriting arrangements with respect thereto will be approved by, the Guarantor; provided that such investment bankers and managers and underwriting arrangements must be reasonably satisfactory to the Holders of a majority in liquidation amount of the Registrable Securities to be included in such offering. Notwithstanding the foregoing, the Guarantor shall not be obligated to (i) arrange for more than two underwritten offerings, (ii) arrange for an underwritten offering after the fifth anniversary of the date hereof, (iii) arrange for the second such underwritten offering prior to the second anniversary of the date hereof, (iv) arrange for the second such underwritten offering if the proceeds thereof are expected by the Guarantor, after consultation with the managing underwriter, to be less than $30,000,000 (without taking into account any underwriting discounts and commissions) or (v) arrange for an underwritten offering unless at least 25% of the outstanding Registrable Securities are included in such underwritten offering (or at least 20% of the outstanding Registrable Securities if at the time the Purchasers and their Affiliates hold, in the aggregate on an as converted basis, less than 50% of the number of Registrable Securities into which the Preferred Securities are convertible on the date hereof). No Holder may participate in any underwritten offering contemplated hereby unless (a) such Holder agrees to sell such Holder's Registrable Securities in accordance with any approved underwriting arrangements and completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such approved underwriting arrangements and (b) at least 25% of the outstanding Registrable Securities are included in such underwritten offering (or at least 20% of the outstanding Registrable Securities if at the time the Purchasers and their Affiliates hold, in the aggregate on an as converted basis, less than 50% of the number of Registrable Securities into which the Preferred Securities are convertible on the date hereof). The Guarantor shall be responsible for all reasonable out-of-pocket expenses of the selling securityholders in connection with such underwritten offering (excluding underwriting discounts and commissions), including the reasonable fees and disbursements of one firm to act as counsel to the selling securityholders and any printing expenses incurred in connection with such underwritten offerings. Notwithstanding the foregoing or the provisions of Section 3(l) hereof, upon receipt of a request from the Managing Underwriter or a representative of Holders of a majority of the Registrable Securities participating in such underwritten offering to prepare and file an amendment or supplement to the Shelf Registration Statement and Prospectus in connection with an underwritten offering, the Guarantor may delay the filing of any such amendment or supplement or postpone taking action with respect to an underwritten offering for a period not to exceed an aggregate of 180 days in any calendar year, if the Guarantor determines in its good faith judgment that the filing of such amendment or supplement or the taking of such action with respect to an underwritten offering would have a material adverse effect on the business, operations or prospects of the Guarantor, or adversely affect a material financing, acquisition, disposition of assets or stock, merger or other comparable transaction.

                  7. Holdback Agreement. If Guarantor (i) shall file or propose
                     ------------------
to file a registration statement (other than in connection with the registration of securities issuable pursuant to a continuous "at the market offering" pursuant to Rule 415(a)(4) under the Securities Act, an employee stock option, stock purchase, dividend reinvestment plan or similar plan or pursuant to a merger, exchange offer or a transaction of the type specified in Rule 145(a) under the Securities Act) with respect to any securities of the Guarantor or
(ii) desires to make an underwritten primary or secondary offering of its securities pursuant to an existing registration statement and (iii) with reasonable prior notice, the Guarantor in its good faith judgment determines that a sale or distribution of Registrable Securities would adversely affect such offering, then each Holder agrees not to effect any public sale or distribution (including a sale under Rule 144A under the Securities Act) of Registrable Securities during the period commencing on the date that is fifteen days prior to the date the Guarantor in good faith estimates will be the date of filing of, and ending on the date which is 90 days following the effective date of, such registration statement, or if a registration statement already exists, the date that is fifteen days prior to the date the Guarantor in good faith estimates will be the date of the commencement of the offering and ending on the date which is 90 days following the completion of such offering.

                  8. Miscellaneous.
                     -------------

                  (a) No Inconsistent Agreements. Except for the Pulitzer
                      --------------------------
Registration Rights Agreement, the Guarantor is not, as of the date hereof, a party to any registration rights agreement with respect to its securities.

                  (b) Amendments and Waivers. The provisions of this Agreement,
                      ----------------------
including the provisions of this sentence, may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Guarantor has obtained the written consent of the Purchasers.

                  (c) Notices. All notices and other communications provided for
                      -------
or permitted hereunder shall be made in writing (i) by hand, (ii) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (iii) by a recognized overnight delivery service (with charges prepaid):


                           (i) if to a Holder, at the most current address given
                  by such Holder to the Guarantor in accordance with the provisions of this Section 8(c);

                           (ii) if to the Purchasers, initially at the
                  applicable address for each Purchaser set forth in the Purchase Agreement; and

                           (iii) if to the Guarantor, initially at its address
                  set forth in the Purchase Agreement.

All such notices and communications shall be deemed to have been duly given when received.

                  The Purchasers or the Guarantor by notice to the other may designate additional or different addresses for subsequent notices or communications.


                  (d) Successors and Assigns. This Agreement shall inure to the
                      ----------------------
benefit of and be binding upon the successors and assigns of each of the parties and the Holders, including, without the need for an express assignment or any consent by the Guarantor thereto, subsequent Holders of Registrable Securities. The Guarantor hereby agrees to extend the benefits of this Agreement to any Holder of Registrable Securities and any such Holder may specifically enforce the provisions of this Agreement as if an original party hereto.

                  (e) Counterparts. This agreement may be executed in any number
                      ------------
of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  (f) Headings. The headings in this agreement are for
                      --------
convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (g) Governing Law. This agreement shall be governed by and
                      -------------
construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State without regard to principles of conflicts of laws.

                  (h) Severability. In the event that any one of more of the
                      ------------
provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

                  Please confirm that the foregoing correctly sets forth the agreement between the Guarantor and you by signing the acceptance form in the space below provided.

                                   Very truly yours,

                                   HEARST-ARGYLE TELEVISION, INC.


                                   By  /s/ Harry T. Hawks
                                       --------------------------------------
                                       Title:  Executive Vice President and
                                               Chief Financial Officer

The foregoing Registration Rights Agreement is hereby confirmed and accepted as of the date first above written.

TEACHERS INSURANCE AND ANNUITY ASSOCIATION

By /s/ Richard J. Tanner
   ---------------------------------------
    Title:  Associate Director


AIG LIFE INSURANCE COMPANY

By  /s/ Gerald F. Herman
   ---------------------------------------
    Title:  Vice President


AMERICAN GENERAL ANNUITY INSURANCE COMPANY

By:  American General Investment Management, L.P.

 By: American General Investment Management Corporation, its general partner

By  /s/ Richard L. Conway
   ---------------------------------------
    Title: Senior Vice President

THE FRANKLIN LIFE INSURANCE COMPANY

By:  American General Investment Management, L.P.

 BY: American General Investment Management Corporation, its general partner

By  /s/ Richard L. Conway
   ---------------------------------------
    Title: Senior Vice President


ALL AMERICAN LIFE INSURANCE COMPANY

By:  American General Investment Management, L.P.

 By: American General Investment Management Corporation, its general partner

By  /s/ Richard L. Conway
   ---------------------------------------
    Title: Senior Vice President


METROPOLITAN LIFE INSURANCE COMPANY

By /s/ Claudia A. Cromie
   ---------------------------------------
    Title:  Director


JOHN HANCOCK LIFE INSURANCE COMPANY

By /s/ Gary M. Pelletier
   ---------------------------------------
    Title:  Managing Director


JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

By /s/ Gary M. Pelletier
   ---------------------------------------
    Title:  Managing Director

MONY LIFE INSURANCE COMPANY OF AMERICA

By  /s/ Barry J. Scheinholtz
   ---------------------------------------
    Title: Authorized Agent


ALLSTATE LIFE INSURANCE COMPANY

By  /s/ Patricia Wilson                             /s/  Daniel C. Leimbach
    --------------------------------------        ------------------------------
    Title:  Authorized Signatory                        Authorized Signatory

HEARST BROADCASTING, INC.

By  James M. Asher
   ---------------------------------------
    Title: Vice President


THE TRAVELERS INSURANCE COMPANY

By  /s/ Pamela Westmoreland
   ---------------------------------------
    Title:  Investment Officer


PRIMERICA LIFE INSURANCE COMPANY

By  /s/ Pamela Westmoreland
   ---------------------------------------
    Title:   Investment Officer

THE TRAVELERS LIFE AND ANNUITY COMPANY

By  /s/ Pamela Westmoreland
   ---------------------------------------
    Title:   Investment Officer


NATIONAL BENEFIT LIFE INSURANCE COMPANY

By  /s/ Pamela Westmoreland
   ---------------------------------------
    Title:   Investment Officer


THE TRAVELERS INSURANCE COMPANY

By  /s/ Pamela Westmoreland
   ---------------------------------------
    Title:   Investment Officer

THE TRAVELERS INDEMNITY COMPANY

By  /s/ Pamela Westmoreland
   ---------------------------------------
    Title:   Investment Officer


CITICORP LIFE INSURANCE COMPANY

By:  Travelers Asset Management International Company LLC

By  /s/ Pamela Westmoreland
   ---------------------------------------
    Title:   Investment Officer